Exhibit 10.13

PATENT ASSIGNMENT AGREEMENT

This PATENT ASSIGNMENT AGREEMENT is dated as of March 20, 2014 (this “Assignment”), by RODERICK MACKINNON, DONALD MACKINNON, and BRUCE BEAN, individuals residing at 504 East 63rd Street, Apt 33M, New York, NY 10065, 305 East 85th St. Apt 17A, New York, NY 10028, and 20 Locke Road, Waban, MA 02468 respectively (collectively “Assignors”), and FLEX PHARMA, INC., with offices at Prudential Tower, 800 Boylston Street, c/o Longwood Fund, Boston, MA 02199 (“Assignee”).

WHEREAS, pursuant to the Technology Assignment Agreement among the parties dated as of March 20, 2014, Assignors agree to transfer, convey, assign and deliver to the Assignee all rights, title and interests in all presently pending patent applications and issued patents in which Assignors individually or collectively are listed as an inventor, or individually or collectively have an ownership interest that are identified on Schedule A attached hereto (collectively, the “Assigned Patents”).

NOW, THEREFORE, in consideration of the Agreement and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                              Assignors hereby irrevocably convey, transfer, assign and deliver to Assignee, its successors and assigns, Assignors’ entire right, title and interest for the United States, its territories and possession, and all foreign countries in and to the Assigned Patents and all rights, claims and privileges pertaining thereto, including without limitation, all inventions and discoveries disclosed therein, certificates of invention and applications for certificates of invention, and any substitutions, reissues, reexaminations, divisions, renewals, extensions, provisionals, continuations, continuations-in-part, continued prosecution applications, and corresponding foreign patents and patent applications and foreign counterparts thereof, and any and all rights to sue and recover for claims and remedies against and collect damages and other recoveries for past, present and future infringements of any or all of the foregoing, and rights for priority and protection of interests therein under the laws of any jurisdiction and hereby grants to Assignee the right to apply, obtain and hold in its own name for patents or inventor’s certificates and related rights heretofore or hereafter filed in any and all countries, including, without limitation, the right to prosecute and maintain the same and all rights to claim priority based thereon, all patents granted thereon and all reissues, extensions and renewals thereof.

2.                              Rights and Privileges.   All rights and privileges, including the right to sue for and receive all damages from past infringements of the Assigned Patents, will be held and enjoyed by the Assignee and its successors, assigns and other legal representatives.

3.                              Further Assurances.       Assignors represent and warrant to Assignee, its successors and assigns that on the date hereof that they are the exclusive owners of all right, title and interest in and to the Assigned Patents and have the right to assign the Assigned Patents, and that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.   Assignors each agree, at the Assignee’s expense and request: (i) to

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assign, deliver and communicate to Assignee, its representatives, agents, successors and assigns any facts and materials relating to the Assigned Patents, including evidence for interference purposes or for other legal proceedings whenever requested and all files, documents and communications pertaining to the Assigned Patents, including all communications to and from the U.S. Patent and Trademark Office and any and all legal counsel advising on or assisting with the Assigned Patents; (ii) to testify in any interference or other legal proceedings whenever requested; (iii) to execute and deliver whenever requested all lawful papers required to make any of the foregoing provisions effective; and (iv) to generally provide all further cooperation, including taking such further action and executing such additional documents, which Assignee, its successors and assigns requests to secure, obtain or enforce proper protection for the Assigned Patents and all associated rights in this or any foreign country.

4.                            Authorization.    Assignors authorize and request the Commissioner of Patents and Trademarks of the United States, and any other official throughout the world whose duty is to register and record ownership in patent registrations and applications for registration of patents, to record Assignee as the assignee and owner of any and all right in the Assigned Patents.

5.                            Covenant Not to Sue.    Assignors hereby release, discharge, and covenant not to assert against Assignee, and Assignee’s parents, subsidiaries, contractors, customers, suppliers, affiliates, agents, employees, directors, representatives, successors, assigns, licensors, licensees, partners, joint venturers, and distributors all claims, causes, obligations, rights of action, or liabilities of any kind or nature, whether now existing or hereinafter arising and whether known or unknown, arising from or relating to proprietary rights in the Assigned Patents.

6.                           Miscellaneous.    This Assignment will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, each of which such successors and permitted assigns will be deemed to be a party hereto for all purposes hereof. This Assignment and any of the terms contained herein may be amended or modified by Assignors and Assignee only in writing. This Assignment is executed by, and shall be binding upon, Assignors and Assignee and their respective successors and assigns, for the uses and purposes set forth and referred to above, effective immediately upon its delivery to Assignee.  This Assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts other than any provision of Massachusetts law that would result in the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.                           Assignors hereby request and authorize Cooley, LLP, 500 Boylston St, Boston, MA 02116, to insert hereon any further identification information necessary or desirable for recordation of this document, including the filing date and application number of assigned applications or issued patents, if not yet known, when known.

(signature page follows)

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IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the date first written above.

ASSIGNEE:	FLEX PHARMA, INC.

	By:	/s/ Brian Malone
	Name:	Brian Malone
	Title:	President

[Signature Page to Patent Assignment Agreement]

ASSIGNORS:

Roderick MacKinnon

RODERICK MACKINNON

IN WITNESS WHEREOF, I, Jennifer Isbell, hereby declare

(Printed Name of Witness)

that I was personally present and did see RODERICK MACKINNON sign and execute this assignment.

______________________ Date: 3/14/14

(Signature of Witness)

State of New York

County of Suffolk

On this 14th day of March, 2014, before me, the undersigned notary public, personally appeared RODERICK MACKINNON, proved to me through satisfactory evidence of identification, which was a Driver's License, to be the person whose name is signed on this document and who swore or affirmed to me that the contents of this document are truthful and accurate to the best of his knowledge and belief.

____

NOTARY PUBLIC

EDIT BIRO
Notary Public, State of New York
No. 31-4962936
Qualified in Suffolk County
Commission Expires Feb. 28, 2018

My commission expires: Commission Expires Feb. 28, 2018

[Signature Page to Patent Assignment Agreement]

DONALD MACKINNON

IN WITNESS WHEREOF, I, Stephanie Leal, hereby declare

(Printed Name of Witness)

that I was personally present and did see DONALD MACKINNON sign and execute this assignment.

(Signature of Witness)

Date: 3/13/2014

State of New York

County of New York

On this 13th day of March, 2014, before me, the undersigned notary public, personally appeared DONALD MACKINNON, proved to me through satisfactory evidence of identification, which was a Drivers License, to be the person whose name is signed on this document and who swore or affirmed to me that the contents of this document are truthful and accurate to the best of his knowledge and belief.

NOTARY PUBLIC

My commission expires: 9/17/16

STEPHANIE ALISON LEAL
Notary Public, State of New York
No. 01LE6268688
Qualified in Kings County
Commission Expires Sept. 17, 2016

[Signature Page to Patent Assignment Agreement]

R P Bean

BRUCE BEAN

IN WITNESS WHEREOF, I, May Corrigan, hereby declare

(Printed Name of Witness)

that I was personally present and did see BRUCE BEAN sign and execute the assignment.

Date: 3/12/14

(Signature of Witness)

State of Massachusetts

County of Suffolk

On this 12 day of March, 2014, before me, the undersigned notary public, personally appeared BRUCE BEAN, proved to me through satisfactory evidence of identification, which was a MA License, to be the person whose name is signed on this document and who swore or affirmed to me that the contents of this document are truthful and accurate to the best of his knowledge and belief.

NOTARY PUBLIC

My commission expires: April 24, 2020

MARY K. GALUSHA
Notary Public
COMMONWEALTH OF MASSACHUSETTS
My Commission Expires
April 24, 2020

[Signature Page to Patent Assignment Agreement]

SCHEDULE A

Type	Country	Title	Application Serial No./ Filing Date
Provisional	US	Methods and compositions for Relieving Muscle Cramps	61/368,059 July 27, 2010 (expired)
PCT	WIPO	Methods and Compositions for Preventing and Relieving Muscle Cramps and For Recovery from Neuromuscular Irritability and Fatigue Following Exercise	PCT/US2011/045480 July 27, 2011 (abandoned)
Nonprovisional	US	Methods and Compositions for Preventing and Relieving Muscle Cramps and For Recovery from Neuromuscular Irritability and Fatigue Following Exercise	13/191,941 July 27, 2011 (pending)
National Stage	EP	Methods and Compositions for Preventing and Relieving Muscle Cramps and For Recovery from Neuromuscular Irritability and Fatigue Following Exercise	11813088.9 (pending) July 27, 2011